EXHIBIT 23
            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


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                                                                      Exhibit 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BCB Bancorp, Inc.
Bayonne, New Jersey

      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-112201) of BCB Bancorp, Inc. of our report dated March 25, 2009, relating to the consolidated financial statements, which appears in this Form 10-K.

                                               /s/ Beard Miller Company LLP

Beard Miller Company LLP
Clark, New Jersey
March 25, 2009